Exhibit (j)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated July 29, 2013, with respect to the financial statements and financial highlights of The Community Reinvestment Act Qualified Investment Fund appearing in the May 31, 2013 Annual Report to Shareholders, which is incorporated by reference in the Post-Effective Amendment No. 26 to the Registration Statement under the Securities Act of 1933 and Post-Effective Amendment No. 28 to the Registration Statement under the Investment Company Act of 1940 on Form N-1A (the “Registration Statement”).  We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears under the caption “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and under the captions “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ GRANT THORNTON LLP

New York, New York
September 24, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated our report dated July 30, 2013 with respect to the financial statements and financial highlights of CCM Active Income Fund, appearing in the May 31, 2013 Annual Report to Shareholders, which is incorporated by reference in the Post-Effective Amendment No. 26 to the Registration Statement under the Securities Act of 1933 and Post-Effective Amendment No. 28 to the Registration Statement under the Investment Company Act of 1940 on Form N-1A (the “Registration Statement”).  We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears under the caption “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and under the captions “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ GRANT THORNTON LLP

New York, New York
September 24, 2013